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                  SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of August 6, 1999 is among: NEWFIELD EXPLORATION COMPANY, a corporation formed under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (in its individual capacity, "Chase"), as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                R E C I T A L S

      A. The Company, the Agent, and the Banks (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of October 9, 1997 as amended by the First Amendment to Amended and Restated Credit Agreement dated as of August 20, 1998 (as amended, the "Credit Agreement"), pursuant to which the Banks have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

      B. The Company, the Agent, and the Banks now desire to make certain amendments to the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

      1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      2. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

          "QUIPS" shall mean the 6.50% Cumulative Quarterly Income Convertible Preferred Securities, Series A issued or to be issued by the QUIPS Trust for an aggregate liquidation preference amount not to exceed $144,000,000.

          "QUIPS Debentures" shall mean the 6.50% Junior Subordinated Convertible Debentures, Series A due 2029 issued by the Company to the QUIPS Trust in an aggregate principal amount not to exceed $149,000,000.

          "QUIPS Guaranty" shall mean the Company's guarantee of the payment of the distributions on and redemption of the QUIPS.

          "QUIPS Trust" shall mean Newfield Financial Trust I, a
      Delaware business trust and Subsidiary of the Company.


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          "Second Amendment" shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 6, 1999, among the Company, the Banks and the Agent.

      3. Section 9.01 of the Credit Agreement is hereby amended by adding the following clause (l):

          "(l)  The QUIPS Debentures, the QUIPS and the QUIPS Guaranty."

      4. Section 9.04 of the Credit Agreement is hereby amended by adding the following sentence:

      "Payment of interest on the QUIPS Debentures and payment of distributions on the QUIPS shall not be subject to the terms of this Section 9.04."

      5.  The Credit Agreement is hereby amended by adding the following
Section:

          "9.22 QUIPS. The Company and its Subsidiaries will not modify or amend the terms of the indenture under which the QUIPS Debentures are issued and any related documents without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the maturity to less than August 13, 2009 on any QUIPS Debentures, increase the aggregate principal amount of the QUIPS Debentures above $149,000,000, increase the rate of interest on any QUIPS Debenture or change the method of calculating interest so as to effectively increase the rate of interest on any QUIPS Debenture, change any of the provisions of subordination, the covenants and events of default and any of the definitions used in or relating thereto, or any other provisions which would detrimentally effect the rights of the Banks. The Company and its Subsidiaries will not modify or amend the terms of the QUIPS or the QUIPS Trust and any related documents, including without limitation, the QUIPS Guaranty, without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the maturity to less than August 13, 2009 on any QUIPS, issue additional QUIPS above $144,000,000 in the aggregate for the liquidation preference amount for all QUIPS outstanding, increase the distribution rate on any QUIPS or change the method of calculating the distribution rate so as to effectively increase the distribution rate on any QUIPS, change any of the provisions of subordination, the covenants and events of default and any of the definitions used in or relating thereto, or any other provisions which would detrimentally effect the rights of the Banks."

      6. This Amendment shall become binding on the Banks when, and only when, the Agent shall have received or have been satisfied with each of the following in form and substance satisfactory to the Agent or its counsel:

          (a) counterparts of this Amendment executed by the Company and the Majority Banks; and


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          (b)  the terms and provisions of the QUIPS Trust, the QUIPS, the QUIPS Debentures (including the indentures under which they are issued) and the QUIPS Guaranty as of the date of their effectiveness will not be materially more detrimental to the Banks than as set forth in the Prospectus of the Company dated September 4, 1998 as supplemented by the Prospectus Supplement dated August 6, 1999.

      7. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Loan Documents shall remain in full force and effect in accordance with its terms.

      8. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

      9. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      10. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                           [SIGNATURES BEGIN NEXT PAGE]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of date first above written.


                                    NEWFIELD EXPLORATION COMPANY

                                    By: /s/ TERRY W. RATHERT
                                    Name:  Terry W. Rathert
                                    Title: Vice President
                                           Planning and Administration


                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, individually and as Agent

                                    By: /s/ RUSSELL A. JOHNSON
                                    Name:  Russell A. Johnson
                                    Title: Vice President


                                    BANK OF MONTREAL

                                    By: /s/ MELISSA BAUMAN
                                    Name:  Melissa Bauman
                                    Title: Director


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By: /s/ PHILIPPE SOUSTRA
                                    Name:  Philippe Soustra
                                    Title: Senior Vice President


                                    FIRST UNION NATIONAL BANK

                                    By: /s/ ROBERT R. WETTEROFF
                                    Name:  Robert R. Wetteroff
                                    Title: Senior Vice President


                                    BANK OF AMERICA, N.A., formerly
                                    NationsBank, N.A.

                                    By: /s/ JAMES V. DUCOTE
                                    Name:  James V. Ducote
                                    Title: Vice President


                                    SOCIETE GENERALE
                                    SOUTHWEST AGENCY

                                    By: /s/ PAUL E. CORNELL
                                    Name:  Paul E. Cornell
                                    Title: Managing Director

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                                    BANKBOSTON, N.A.

                                    By: /s/ TERRENCE RONAN
                                    Name:  Terrence Ronan
                                    Title: Director


                                    HIBERNIA NATIONAL BANK

                                    By: /s/ DAVID R. REID
                                    Name:  David R. Reid
                                    Title: Senior Vice President


                                    BANK ONE, TEXAS, NA

                                    By: /s/ THOMAS OKAMOTO
                                    Name:  Thomas Okamoto
                                    Title: Vice President